UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006

BPI Energy Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio		44139

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code    (440) 248-4200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On June 13, 2006, BPI Energy Holdings, Inc. (the “Company”) entered into a settlement memorandum of understanding with Colt LLC, AFC Coal Properties, Inc., American Premier Underwriters, Inc. and Central States Coal Reserves of Illinois, LLC. These parties were defendants in a lawsuit filed by the Company on March 15, 2006 relating to the Company’s Southern Illinois Basin Project.
The memorandum of understanding provides that all parties to the lawsuit will release all of the other parties from any claims they may have had against each other, the Company will pay Colt LLC $3,000,000 and the Company will surrender any interest it had in the lease. In addition, the Company acquired ownership of the coalbed methane (CBM) estate covering approximately 10,000 of the 43,000 acres previously covered by the lease (which acreage includes all of the currently producing CBM wells and proved reserves at the Company’s Southern Illinois Basin Project). The Company will be relieved of any future obligation to make royalty payments as was previously required under the terms of the lease (under the terms of the lease, the Company was obligated to make royalty payments of 15% of gross sales and minimum royalties totaling at least $42,000 per month). Lastly, the quitclaim deed to be executed by Colt LLC will provide that CBM operations take priority over coal mining operations for as long as CBM is being produced from the covered acreage. However, Colt LLC has the right to acquire any CBM wells located in these 10,000 acres. If Colt LLC exercises this option, they will be required to pay the fair market value (as established by a mutually agreed upon expert) of such well.
The Company expects to sign a formal settlement agreement within the next 30 days.
ITEM 2.02 Results of Operations and Financial Condition.
On June 14, 2006, BPI Energy Holdings, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended April 30, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K under Item 2.02, including the exhibit attached hereto as Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Current Report on Form 8-K under Item 2.02 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Settlement Memorandum of Understanding by and among BPI Energy, Inc., Colt LLC, AFC Coal Properties, Inc.,
American Premier Underwriters, Inc. and Central States Coal Reserves of Illinois, LLC, dated June 13, 2006
(Filed as Exhibit 10.3 to the Form 10-Q of BPI Energy Holdings, Inc. filed with the SEC on June 14, 2006 and incorporated herein by reference).

99.1	Press Release of BPI Energy Holdings, Inc. dated June 13, 2006.

99.2	Press Release of BPI Energy Holdings, Inc. dated June 14, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.

By:	/s/ George J. Zilich

George J. Zilich
Chief Financial Officer and General Counsel
Date: June 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Memorandum of Understanding by and among BPI Energy, Inc., Colt LLC, AFC Coal Properties, Inc.,
American Premier Underwriters, Inc. and Central States Coal Reserves of Illinois, LLC, dated June 13, 2006
(Filed as Exhibit 10.3 to the Form 10-Q of BPI Energy Holdings, Inc. filed with the SEC on June 14, 2006 and incorporated herein by reference).

99.1	Press Release of BPI Energy Holdings, Inc. dated June 13, 2006.

99.2	Press Release of BPI Energy Holdings, Inc. dated June 14, 2006.